Exhibit 32.2

CERTIFICATION PURSUANTTO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SensaSure Technologies Inc. (the “Company”) on Form 10-Q for the quarter ended July 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Clarence Chan, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 14, 2023		/s/ Clarence Chan
	Name:	Clarence Chan
	Title:	Acting Chief Financial Officer
(Principal Financial and Accounting Officer)